Exhibit 10(n)(iv)



                          IDAHO POWER COMPANY

                           SECURITY PLAN FOR
                      SENIOR MANAGEMENT EMPLOYEES








                         Amended and Restated

                       Effective August 1, 1996




                           TABLE OF CONTENTS


       ARTICLE I _ PURPOSE; EFFECTIVE DATE                       1

       ARTICLE II _ DEFINITIONS                                  2
       2.1   Actuarial Equivalent                                2
       2.2   Administrative Committee                            2
       2.3   Beneficiary                                         2
       2.4   Board                                               2
       2.5   Change in Control                                   3
       2.6   Change in Control Period                            4
       2.7   Company                                             4
       2.8   Compensation                                        5
       2.9   Compensation Committee                              5
       2.10  Contract of Participation                           5
       2.11  Disability                                          5
       2.12  Early Retirement Date                               5
       2.13  Employer                                            5
       2.14  Final Average Monthly Compensation                  5
       2.15  Frozen Retirement Benefit                           6
       2.16  Frozen Survivor Benefit                             7
       2.17  Normal Form of Benefit                              7
       2.18  Normal Retirement Date                              7
       2.19  Participant                                         8
       2.20  Plan Year                                           8
       2.21  Retirement                                          8
       2.22  Retirement Plan                                     8
       2.23  Security Plan Retirement Benefit                    8
       2.24  Target Retirement Percentage                        8
       2.25  Years of Participation                              8

       ARTICLE III _ PARTICIPATION AND VESTING                   9
       3.1   Eligibility and Participation                       9
       3.2   Vesting                                             9
       3.3   Change in Employment Status                         9

       ARTICLE IV _ BENEFIT ELECTION                            10
       4.1   Benefit Election                                   10
       4.2   Commencement of Benefits                           10


       ARTICLE V _ SURVIVOR BENEFITS                            11
       5.1   Pre-retirement Survivor Benefits                   11
       5.2   Post-termination Survivor Benefit                  12
       5.3   Survivor Benefit Election for
               Participants Prior to December 1, 1994.          12
       5.4   Suicide                                            13

       ARTICLE VI _ SECURITY PLAN RETIREMENT BENEFITS           14
       6.1   Normal Retirement Benefit                          14
       6.2   Early Retirement Benefit                           14
       6.3   Early Retirement Factor                            14
       6.4   Early Termination Benefits                         16
       6.5   Termination After Change in Control                16
       6.6   Form of Payment                                    17

       ARTICLE VII _ OTHER RETIREMENT PROVISIONS                18
       7.1   Disability                                         18
       7.2   Withholding Payroll Taxes                          18
       7.3   Payment to Guardian                                18
       7.4   Accelerated Distribution                           18

       ARTICLE VIII _ BENEFICIARY DESIGNATION                   20
       8.1   Beneficiary Designation for Participant
               Not Eligible for Frozen Survivor Benefit         20
       8.2   Beneficiary Designation for Participant
               Eligible for Frozen Survivor Benefit             21
       8.3   Beneficiary Designation at Commencement
               of Benefits                                      23
       8.4   Effect of Payment                                  23

       ARTICLE IX _ ADMINISTRATION                              24
       9.1   Administrative Committee Duties                    24
       9.2   Indemnity of Administrative Committee              24

       ARTICLE X _ CLAIMS PROCEDURE                             26
       10.1  Claim                                              26
       10.2  Denial of Claim                                    26
       10.3  Review of Claim                                    26
       10.4  Final Decision                                     26

       ARTICLE XI _ TERMINATION, SUSPENSION OR AMENDMENT        28
       11.1  Termination, Suspension or Amendment of Plan       28
       11.2  Change in Control                                  28


         ARTICLE XII _ MISCELLANEOUS                            29
       12.1  Unfunded Plan                                      29
       12.2  Unsecured General Creditor                         29
       12.3  Trust Fund                                         29
       12.4  Nonassignability                                   30
       12.5  Not a Contract of Employment                       30
       12.6  Governing Law                                      30
       12.7  Validity                                           31
       12.8  Notice                                             31
       12.9  Successors                                         31



                          IDAHO POWER COMPANY
             SECURITY PLAN FOR SENIOR MANAGEMENT EMPLOYEES
                         AMENDED AND RESTATED
                       EFFECTIVE AUGUST 1, 1996

                               ARTICLE I
                        PURPOSE; EFFECTIVE DATE

     The purpose of this Security Plan for Senior Management Employees (the "Plan") is to provide supplemental retirement benefits for certain key employees of Idaho Power Company, its subsidiaries and affiliates. It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits. The effective date of this restatement shall be August 1, 1996.
                              ARTICLE II
                              DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:
     2.1 Actuarial Equivalent. "Actuarial Equivalent" shall mean equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Company using generally accepted actuarial assumptions, methods and factors as used in the Retirement Plan of Idaho Power Company which may be amended from time to time.
     For purposes of Section 7.4, Actuarial Equivalent shall be calculated using the Pension Benefit Guaranty Immediate Rate as of the month preceding distribution plus 1% and the mortality table specified in the Retirement Plan of Idaho Power Company which may be amended from time to time.
     2.2 Administrative Committee. "Administrative Committee" shall mean the Administrative Committee appointed by the Compensation Committee pursuant to Section 9.1 hereof to administer the Plan.
     2.3 Beneficiary. "Beneficiary" shall mean the person, persons or entity designated by the Participant pursuant to Article VIII to receive any benefits payable under the Plan. Each such designation shall be made in a written instrument filed with the Administrative Committee and shall become effective only when received, accepted and acknowledged in writing by the Administrative Committee or its designee.
     2.4 Board. "Board" shall mean the Board of Directors of the Company.

     2.5  Change in Control.  "Change in Control" shall mean the earlier of the
following to occur:
          (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in Rule 12b-2 of the Securities Exchange Act of 1933 [the "Exchange Act"]) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock then outstanding;
          (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock;
          (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of
     Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;
          (d) a proposed change in the constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the shareholders of the Company of each new director was approved by a vote of at least two-third (2/3) of the directors then still in office who were members of the Board at the beginning of the period; or
          (e) the Company enters into an agreement of merger, consolidation, share exchange or similar transaction with any other corporation other than a transaction which would result in the Company's voting stock outstanding immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds of the combined voting power of the Company's or such surviving entity's outstanding voting stock immediately after such transaction;
          (f) the Board approves a plan of liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets to a person or entity which is not an affiliate of the Company other than a transaction(s) for the purpose of dividing the Company's assets into separate distribution, transmission or generation entities or such other entities as the Company may determine.
          (g) any other event which shall be deemed by a majority of the Executive Committee of the Board to constitute a "Change in Control."
     2.6 Change in Control Period. "Change in Control Period" shall mean the period beginning with a Change in Control as defined in
Section 2.5 and ending with the earlier of: (i) termination date of the Change in Control as determined by the Compensation Committee or
(ii) 24 months following the consummation of a Change in Control.
     2.7 Company. "Company" shall mean the Idaho Power Company, an Idaho corporation, its successors and assigns.
     2.8 Compensation Committee. "Compensation Committee" shall mean the Board committee assigned responsibility for administering Executive Compensation.
     2.9 Compensation. "Compensation" shall mean the base salary and annual bonuses paid to a Participant and considered to be "wages" for purposes of federal income tax withholding. Compensation shall be calculated before reduction for any amounts deferred by the Participant pursuant to any plan sponsored by the Employer which permits deferral of current compensation. Compensation does not include long-term incentive compensation in any form, expense reimbursements, or any form of noncash compensation or benefits.
     2.10 Contract of Participation. "Contract of Participation" shall mean an agreement of participation in the Idaho Power Security Plan for Senior Management Employees between the Participant and the Employer in the form attached as Appendix A.
     2.11 Disability. "Disability" shall mean that a Participant is eligible to receive benefits under the Long-Term Disability Program maintained by the Employer.
     2.12 Early Retirement Date. "Early Retirement Date" shall mean the date on which a Participant terminates employment with the Employer, if such termination date occurs on or after such Participant's attainment of age fifty-five (55) but prior to Participant's Normal Retirement Date.
     2.13 Employer. "Employer" shall mean the Company and any affiliated or subsidiary corporation designated by the Board, or any successors to the business thereof.
     2.14 Final Average Monthly Compensation. "Final Average Monthly Compensation" shall mean the Compensation received by the Participant during any sixty (60) consecutive months (during the last ten (10) years of employment) for which the Participant's compensation was the highest divided by sixty (60). In determining Final Average Monthly Compensation, annual bonuses shall be allocated equally to the months in which they were accrued or earned. Final Average Monthly Compensation shall not include any Compensation payable to a Participant pursuant to a written severance agreement with the Employer.
     2.15 Frozen Retirement Benefit. "Frozen Retirement Benefit" shall mean the benefit accrued as of November 30, 1994, under the Idaho Power Company Security Plan for Senior Management Employees as amended and restated May 1, 1990. The Frozen Retirement Benefit shall be calculated using compensation through November 30, 1994, and actual age at commencement of benefits. All Participants are 100% vested in their Frozen Retirement Benefit as of November 30, 1994. The Frozen Retirement Benefit shall be paid in the form and manner set forth in this Plan prior to the November 30, 1994 amendment including the early retirement reduction factors in effect under the May 1, 1990
restatement.   The Frozen Retirement Benefit shall include the
Participant's salary reduction with interest as provided in Section
5.5 of the Idaho Power Company Security Plan for Senior Management Employees as amended and restated May 1, 1990. In addition, the Frozen Retirement Benefit shall also include any benefit payable from the Idaho Power Company Supplemental Employee Retirement Plan (SERP) before August 1, 1996 Restatement. The Participant's age, service and compensation at August 1, 1996 shall be used in determining this additional Frozen Retirement Benefit from the SERP. Effective November 30, 1994, there shall be no additional employee contributions or salary reductions under this Plan. The Frozen Retirement Benefit accrued shall not be reduced due to the failure to complete salary reductions for the final benefit class if such failure resulted from removing the salary reduction requirement from the Plan effective November 30, 1994.
     2.16 Frozen Survivor Benefit. "Frozen Survivor Benefit" shall mean the survivor benefit accrued as of November 30, 1994, under
Article IV of the Idaho Power Company Security Plan for Senior Management Employees as amended and restated May 1, 1990. The Frozen Survivor Benefit shall be calculated using compensation through November 30, 1994. All Participants are 100% vested in their Frozen Survivor Benefit as of November 30, 1994. The Frozen Survivor Benefit shall be paid in the form and manner set forth in this Plan prior to the November 30, 1994 amendment. The Frozen Survivor Benefit shall include the Participant's salary reduction with interest as provided in Section 5.5 of the Idaho Power Company Security Plan for Senior Management Employees as amended and restated May 1, 1990. Effective November 30, 1994, there shall be no additional employee contributions or salary reductions under this Plan. In addition, the Frozen Survivor Benefit shall also include any benefit payable from the Idaho Power Company Supplemental Employee Retirement Plan (SERP) before August 1, 1996 Restatement. The Participant's age, service and compensation at termination shall be used in determining this additional Frozen Survivor Benefit from the SERP. The Frozen Survivor Benefit accrued shall not be reduced due to the failure to complete salary reductions for the final benefit class if such failure resulted from removing the salary reduction requirement from the Plan effective November 30, 1994.
     2.17 Normal Form of Benefit. "Normal Form of Benefit" shall mean the normal form of monthly retirement benefit provided under
Section 3.01 of the Employer's Retirement Plan.
     2.18 Normal Retirement Date. "Normal Retirement Date" shall mean the date on which the Participant terminates employment with the Employer if the termination date occurs on or after the Participant attains age sixty-two (62).
     2.19 Participant. "Participant" shall mean any individual who is participating in or has participated in this Plan as provided in
Article III.
     2.20 Plan Year. "Plan Year" shall mean the calendar year effective November 30, 1994.
     2.21 Retirement. "Retirement" shall mean a Participant's termination from employment with the Employer at the Participant's Early Retirement Date or Normal Retirement Date, as applicable.
     2.22 Retirement Plan. "Retirement Plan" shall mean The Retirement Plan of Idaho Power Company as may be amended from time to time.
     2.23 Security Plan Retirement Benefit. "Security Plan Retirement Benefit" shall mean the benefit determined under Article VI of this Plan.
     2.24 Target Retirement Percentage. "Target Retirement Percentage" shall equal six percent (6%) for each of the first ten
(10) years of participation plus an additional one percent (1%) for each Year of Participation, exceeding ten (10). The maximum Target Retirement Percentage shall be seventy-five percent (75%).
     2.25 Years of Participation. "Years of Participation" shall be twelve (12) month periods, and portions thereof, which shall begin on the earlier of, the date of the Participant's employment in a senior management level position or a date designated by the Administrative Committee, and shall end at the termination of participation. Partial Years of Participation, if any, shall be used in determining benefits under this Plan.

                              ARTICLE III
                       PARTICIPATION AND VESTING

     3.1  Eligibility and Participation.
          (a) Eligibility. Eligibility to participate in the Plan is limited to those key employees of the Employer that are designated, from time to time, by the Employer.
          (b) Participation. Participation in the Plan shall continue until such time as the Participant ceases participation in this Plan and as long thereafter as the Participant is eligible to receive benefits under this Plan.
     3.2 Vesting. A Participant shall be one hundred percent (100%) immediately vested.
     3.3 Change in Employment Status. If the Employer determines that a Participant's employment performance or classification is no longer at a level which deserves participation in this Plan, but does not terminate the Participant's employment with the Employer, participation herein and eligibility to receive benefits hereunder shall be limited to the Participant's accrued benefit as of the date of the change in employment status. In such an event, the benefits payable to the Participant shall be based solely on the Participant's Years of Participation and Final Average Monthly Compensation as of such date. The benefit shall be calculated under the early retirement provisions pursuant to Sections 6.2 and 6.3(a), with commencement of benefit not earlier than the later of termination of employment or age fifty-five (55).

                              ARTICLE IV
                           BENEFIT ELECTION

     4.1 Benefit Election. Participants in this Plan prior to December 1, 1994 or, if the Participant is deceased, the Beneficiary of such Participant, must elect to receive in the 30-day period immediately prior to receipt of any benefits under this Plan, (a) the Frozen Benefit (the Frozen Retirement Benefit or Frozen Survivor Benefit); or (b) the benefit accrued under this Plan as in effect after November 30, 1994.
     A Participant may at any time prior to death or commencing benefits elect pursuant to Section 5.3(b) that upon their death before commencing benefits, the Frozen Survivor Benefit be paid to the designated Beneficiaries. This election may be revoked by the Participant at any time. This election requires spousal consent if the Participant is married.
     4.2 Commencement of Benefits. A Participant or a Beneficiary shall determine the date when benefits shall commence within the time authorized by the Plan.

                               ARTICLE V
                           SURVIVOR BENEFITS

     5.1 Pre-retirement Survivor Benefits. If a Participant dies while employed by the Employer, the Employer shall pay a survivor benefit to such Participant's Beneficiary as follows:
          (a) Amount. The pre-termination survivor benefit shall be equal to sixty-six and two-thirds percent (66 2/3%) of the retirement benefit calculated under Article VI assuming retirement occurred at the later of age sixty-two (62) or date of death. Final Average Monthly Compensation and the Retirement Plan benefit shall be determined as of the date of the Participant's death. For purposes of this section (a), the Retirement Plan benefit shall be the accrued benefit determined as of the date of death as defined in the Retirement Plan.
          (b) Payment. If the Participant is married on the date of death, the benefits shall be paid to the spouse of the Participant for the life of the spouse beginning on the first day of the month coincident with or following the date of death. If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced using the Actuarial Equivalent factors to reflect the number of years over ten (10) the spouse is younger than the Participant. If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum that is the Actuarial Equivalent of the value of a death benefit payable to an assumed spouse the same age as the Participant.
     5.2  Post-termination Survivor Benefit.
          (a)  Death Prior to Commencement of Benefits.
               (i) Amount. The amount of the post-termination survivor benefit shall be equal to sixty-six and two thirds percent (66 2/3%) of the retirement benefit payable to the Participant.
               (ii) Payment. If the Participant is married on the date of death, the benefits shall be paid to the spouse of the Participant for the life of the spouse beginning on the first day of the month coincident with or following the date of death. If the spouse's date of birth is more than ten
          (10) years after the Participant's date of birth, the monthly benefit shall be reduced using Actuarial Equivalent factors to reflect the number of years over ten (10) the spouse is younger than the Participant. If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum that is the Actuarial Equivalent of the value of a death benefit payable to an assumed spouse the same age as the Participant.
          (b) Death After Commencement of Benefits. If a Participant dies after commencement of benefits, a survivor benefit will be paid only if, and to the extent provided for, under the form of benefit elected by the Participant pursuant to Sections 6.6.
     5.3  Survivor Benefit Election for Participants Prior to December
1, 1994.
          (a) Death Prior to Commencing Benefits and Making Frozen Survivor Benefit Election. As described in Section 4.1, if a Participant who participated in this Plan prior to December 1, 1994 dies prior to commencing benefits, the Beneficiary of the Participant must elect to receive (a) the Frozen Survivor Benefit; or (b) the benefit accrued under Section 5.1 of this plan as in effect after November 30, 1994. If the Participant was unmarried at the time of the Participant's death and more than one primary Beneficiary has been designated, the Beneficiaries shall be deemed to have elected the benefit of highest value based on the Actuarial Equivalent basis specified in Section 2.1 of this Plan.
          (b) Election of Frozen Survivor Benefit Prior to Commencing Benefits. A Participant may at any time prior to commencing benefits elect that, upon their death before commencing benefits, the Frozen Survivor Benefit be paid to the designated Beneficiary(ies). This election, including the Beneficiary(ies) designation, requires spousal consent if married. This election may be revoked by the Participant at any time. If this election is made and the Participant dies before commencing benefits, the Frozen Survivor Benefit shall be paid to the Beneficiary(ies) in lieu of the survivor benefits described in Sections 5.1 and 5.2.
     5.4 Suicide. In the event a Participant commits suicide within one (1) year of initially entering this Plan, no benefits shall be payable hereunder to the Participant's Beneficiaries.

                              ARTICLE VI
                   SECURITY PLAN RETIREMENT BENEFITS

     6.1 Normal Retirement Benefit. The monthly Security Plan Retirement Benefit shall equal the Target Retirement Percentage multiplied by the Participant's Final Average Monthly Compensation, less the amount of the Participant's retirement benefit under the Retirement Plan Normal Form of Benefit regardless of the form actually selected by the Participant under the Retirement Plan. If the Participant selects an "optional" form of benefit under this Plan, then the benefit shall be the Actuarial Equivalent of the Normal Form of Benefit.
     6.2 Early Retirement Benefit. If a Participant retires at an Early Retirement Date, the Employer shall pay to the Participant a monthly Security Plan Retirement Benefit. The Early Retirement Benefit shall be equal to the Target Retirement Percentage, multiplied by the Early Retirement Factor and by the Participant's Final Average Monthly Compensation, less the amount of the Participant's retirement benefit under the Retirement Plan Normal Form of Benefit at the later of, age fifty-five (55) or the Participant's retirement date. If the Participant selects an "optional" form of benefit under this Plan, then the benefit shall be the Actuarial Equivalent of the Normal Form of Benefit.
     6.3 Early Retirement Factor. If a Participant retires before the Participant's Normal Retirement Date, the Target Retirement Percentage shall be multiplied by one (1) of the following Early Retirement Factors.
          (a) If termination occurs with approval or if the Participant terminates within a Change in Control Period, the Early Retirement Factor shall be as described below:

               Exact Age When     Early
               Payments Begin     Retirement
                                  Factor
                   62                 100%
                   61                 96%
                   60                 92%
                   59                 87%
                   58                 82%
                   57                 77%
                   56                 72%
                   55                 67%

                         Early retirement factors will be prorated to reflect retirement on other than an exact age (completed months).
          (b) If termination occurs without approval and the Participant has not terminated within a Change in Control Period, the Early Retirement Factor shall be the factor described in (a) above, times a fraction equal to the Participant's Years of Participation at termination divided by the Years of Participation the Participant would have had at Participant's Normal Retirement Date if Participant had continued to be employed by the Employer.
          (c) Authorization to grant approval for early retirement is vested with the Compensation Committee for elected officers of the Employer and with the Chief Executive Officer of the Employer for non-officers.
     6.4 Early Termination Benefits. If a vested Participant terminates employment with the Employer prior to Retirement or death, the Employer shall pay to the Participant, commencing not earlier than the later of the Participant's fifty-fifth (55th) birthday or termination of employment, the Security Plan Retirement Benefit as determined under this section.
          (a) The Target Retirement Percentage shall be calculated based upon the Years of Participation and then multiplied by a fraction equal to the Participant's actual Years of Participation divided by the Years of Participation the Participant would have had at the Normal Retirement Date if the Participant had continued to be employed by the Employer to age sixty-two (62). The adjusted Target Retirement Percentage shall be further reduced by the factor described in Section 6.3(a) for each month between the Participant's benefits commencement date and age sixty-two (62).
          (b) The Early Termination Benefit shall be offset by the Retirement Plan Normal Form of Benefit payable on the date of benefit commencement regardless of service.
     6.5 Termination After Change in Control. If a Participant terminates within the Change in Control Period, the Participant shall receive, beginning on the later of the attainment of age fifty-five
(55) or the Participant's actual termination date, the Early Retirement Benefit calculated with the Early Retirement Factors set forth in 6.3(a).
     6.6 Form of Payment. The Security Plan Retirement Benefit shall be paid in the normal form provided below unless the Participant elects twelve months prior to commencement of benefits an Actuarial Equivalent form of benefit provided in this section.
          (a) Normal Form of Benefit Payment. The normal form of payment shall be a single-life annuity for the lifetime of the Participant.
          (b)  Actuarial Equivalent Forms of Benefit.
               (i) A joint and survivor annuity with payments continued to the surviving spouse at an amount equal to two-thirds (2/3) of the Participant's benefit.
          (ii) A joint and survivor annuity with payments continued to the surviving spouse at an amount equal to the Participant's benefit.


                              ARTICLE VII
                      OTHER RETIREMENT PROVISIONS

     7.1 Disability. During a period of Disability, a Participant will continue to accrue Years of Participation; and any benefits payable under this Plan shall be based upon the greater of the Participant's Compensation at the time of Disability or Final Average Monthly Compensation.
     7.2 Withholding Payroll Taxes. The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant's wages under federal, state or local law.
     7.3 Payment to Guardian. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Administrative Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of the minor, incompetent or person. The Administrative Committee may require proof of incompetency, minority, incapacity or guardianship, as it may deem appropriate, prior to distribution of the Plan benefit. The distribution shall completely discharge the Administrative Committee and the Employer from all liability with respect to such benefit.
     7.4 Accelerated Distribution. Notwithstanding any other provision of the Plan, a Participant shall be entitled to receive, upon written request to the Administrative Committee, a lump sum distribution equal to ninety percent (90%) of the Actuarial Equivalent vested accrued Security Plan Retirement Benefit, as of the date thirty
(30) days after notice is given to the Administrative Committee. The remaining balance of ten percent (10%) shall be forfeited by the Participant. The amount payable under this section shall be paid in a lump sum with ten (10) days following the thirty (30) day period outlined above. If a Participant requests and obtains an accelerated distribution under this Section 7.4 and remains employed by the Company, participation will cease and there will be no future benefit accruals under this Plan. Following the death of a Participant, the Beneficiary may, at any time, request an accelerated distribution under this section. If the deceased Participant named multiple Beneficiaries, then all named Beneficiaries must consent to the request for an accelerated distribution. The benefit payable to the Beneficiary shall be equal to ninety percent (90%) of the Actuarial Equivalent of the Security Plan Retirement Benefit payable to the Beneficiary. Payment of an accelerated distribution pursuant to this
Section 7.4 shall completely discharge the Employer's obligation to the Participant and any Beneficiaries under this Plan.

                             ARTICLE VIII
                        BENEFICIARY DESIGNATION

     8.1 Beneficiary Designation for Participant Not Eligible for Frozen Survivor Benefit. If the Participant is married, the Beneficiary shall be the Participant's spouse. Each unmarried Participant shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries (both primary as well as contingent) to whom payment under this Plan shall be made in the event of the Participant's death prior to the discharge of the Employer's obligation under this plan.
     Any Beneficiary designation may be changed by a Participant by the filing of a written form prescribed by the Administrative Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce or marriage (other than common law) of a Participant subsequent to the date of filing of a Beneficiary designation form shall automatically revoke the prior designation. If a Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by marriage or divorce, without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:
          (a)  the Participant's surviving spouse;
          (b) the Participant's children, except that if any of the children predecease the Participant but leave issue surviving, the issue shall take by right of representation;
          (c) the Participant's personal representative (executor or administrator).
     8.2 Beneficiary Designation for Participant Eligible for Frozen Survivor Benefit.
          (a) Frozen Survivor Benefit Elected. If the Participant elects the Frozen Survivor Benefit pursuant to Section 5.3(b), the Participant shall designate any person or persons as Beneficiary or Beneficiaries (both primary as well as contingent) to whom payment of the Frozen Survivor Benefit shall be made in the event of the Participant's death prior to commencement of benefits under this Plan. If the Participant is married, designation of a Beneficiary other than the spouse shall require spousal consent. Any future change in Beneficiary shall also require spousal consent.
          (b) Frozen Survivor Benefit Not Elected by Married Participant. If the Participant does not elect the Frozen Survivor Benefit pursuant to Section 5.3(b) and the Participant is married, the Participant's spouse shall be the Beneficiary to whom payment of the Frozen Survivor Benefit shall be made in the event of the Participant's death prior to the commencement of benefits under the Plan.
          (c) Frozen Survivor Benefit Not Elected by Unmarried Participant. If the Participant does not elect the Frozen Survivor Benefit pursuant to Section 5.3(b) and the Participant is unmarried, the Participant shall designate any person or persons as Beneficiary(ies) (both primary as well as contingent) to whom payment of the Frozen Survivor Benefit shall be made in the event of the Participant's death prior to the commencement of benefits under this Plan.
     Any Beneficiary designation may be changed by a Participant by filing a written form prescribed by the Administrative Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.
     Any finalized divorce or marriage (other than common law) of a Participant subsequent to the date of filing a Beneficiary designation form shall automatically revoke the prior designation unless the Frozen Survivor Benefit has been elected pursuant to Section 5.3(b) and a nonspouse beneficiary designated. If a Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by marriage or divorce, without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:
          (a)  the Participant's surviving spouse;
                    (b) the Participant's children, except that if any of the children predecease the Participant but leave issue surviving, the issue shall take by right of representation;
          (c) the Participant's personal representative (executor or administrator).
     8.3 Beneficiary Designation at Commencement of Benefits. Notwithstanding any Beneficiary designation made pursuant to Sections
8.1. and 8.2, a Participant who commences retirement benefits under
Article VI shall:
          (a) If they elect the Frozen Retirement Benefit, designate a Beneficiary or Beneficiaries (primary as well as contingent) to whom any remainder of the payments shall be made in the event of their death prior to receiving 180 payments.
          (b) If they elect the benefit accrued under Article VI as in effect after November 30, 1994, the Beneficiary shall be the spouse pursuant to an election under Section 6.6. If no election has been made under Section 6.6(b), no benefits are payable upon the Participant's death.
     8.4 Effect of Payment. The payment to the Beneficiary shall completely discharge Employer's obligations under this Plan.

                                ARTICLE IX
                              ADMINISTRATION

     9.1 Administrative Committee Duties. This Plan shall be administered by an Administrative Committee which shall consist of not less than three (3) nor more than five (5) persons appointed by the Compensation Committee. Members of the Administrative Committee may be Participants under this Plan. The Administrative Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Administrative Committee members shall control any decision.
     In the administration of this Plan, the Administrative Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Employer.
     Subject to Article X, the decision or action of the Administrative Committee in respect of any questions arising out of, or in connection with, the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.
     9.2 Indemnity of Administrative Committee. To the extent permitted by applicable law, the Employer shall indemnify, hold harmless and defend the Administrative Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, provided that the Administrative Committee was acting in accordance with the applicable standard of care. The indemnity provisions set forth in this Article shall not be deemed to restrict or diminish in any way any other indemnity available to the Administrative Committee members in accordance with the Articles or By-laws of the Company.

                               ARTICLE X
                           CLAIMS PROCEDURE

     10.1 Claim Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrative Committee who shall respond in writing as soon as practicable.
     10.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:
          (a) the reason for denial, with specific reference to the Plan provisions on which the denial is based;
          (b) a description of any additional material or information required and an explanation of why it is necessary; and
          (c)  an explanation of the Plan's claims review procedure.
     10.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request a review by notice given in writing to the Administrative Committee. The claim or request shall be reviewed by the Administrative Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.
     10.4 Final Decision. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                              ARTICLE XI
                 TERMINATION, SUSPENSION OR AMENDMENT

     11.1 Termination, Suspension or Amendment of Plan. The Board may, in its sole discretion, terminate or suspend this Plan at any time or from time to time, in whole or in part. The Board may amend this Plan at any time or from time to time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such termination, suspension or amendment or other action with respect to the Plan shall adversely affect the benefits of Participants which have accrued prior to such action, the benefits of any Participant who has previously retired, or the benefits of any Beneficiary of a Participant who has previously died. Furthermore, no termination, suspension or amendment shall alter the applicability of the vesting schedule in Section 3.2 with respect to a Participant's accrued benefit at the time of such termination, suspension or amendment.
     11.2 Change in Control. Notwithstanding Section 11.1 above, during a Change in Control Period, neither the Board nor the Administrative Committee may terminate this Plan with regard to accrued benefits of current Participants. No amendment may be made to the Plan during a Change in Control Period which would adversely affect the accrued benefits of current Participants, the benefits of any Participant who has retired, or the Beneficiary of any Participant who has died. The Plan shall continue to operate and be effective with regard to all current or retired Participants and their Beneficiaries during any Change in Control Period.

                              ARTICLE XII
                             MISCELLANEOUS

     12.1 Unfunded Plan. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.
     12.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or asset of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Employer. Except as may be provided in Section 12.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligation of the Employer under this Plan. Any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.
     12.3 Trust Fund. The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.
     12.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of Participant's or any other person's bankruptcy or insolvency.
     12.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or Participant's Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge the Participant at any time.
     12.6 Governing Law. The provisions of this Plan shall be construed, interpreted and governed in all respects in accordance with the applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Idaho without regard to the principles of conflicts of laws.
     12.7 Validity. If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.
     12.8 Notice. Any notice or filing required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail or fax. The notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
     12.9 Successors. Subject to Section 11.1, the provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

                                   IDAHO POWER COMPANY


                                   By: ________________________________
                                                  Chairman


                                   By: ________________________________
                                                  Secretary

                                   Dated: _____________________________



                                                            APPENDIX A


                   CONTRACT OF PARTICIPATION IN THE
                   IDAHO POWER COMPANY SECURITY PLAN
                    FOR SENIOR MANAGEMENT EMPLOYEES



NAME OF PARTICIPANT:

DATE OF BIRTH:

SENIOR MANAGEMENT PLAN ENTRY DATE:

BENEFICIARY:


This Agreement is made and entered into as of the date written hereinbelow by and between Idaho Power Company and ______________. This Agreement is subject to all of the terms of the Idaho Power Company Security Plan for Senior Management Employees, as amended and restated November 30, 1994 (The "Plan"). By signing this agreement, Participant acknowledges receipt of a copy of the Plan document.



PARTICIPANT                        IDAHO POWER COMPANY



BY                                 BY
             PARTICIPANT                         CHAIRMAN



DATE                               DATE





                           IDAHO POWER COMPANY

                   SECURITY PLAN FOR BOARD OF DIRECTORS






                           Amended and Restated

                         Effective August 1, 1996


                            TABLE OF CONTENTS



ARTICLE IPURPOSE; EFFECTIVE DATE                      1
     1.1  Purpose                                     1

ARTICLE IIDEFINITIONS                                 2
     2.1  Actuarial Equivalent                        2
     2.2  Administrative Committee                    2
     2.3  Beneficiary                                 2
     2.4  Board                                       3
     2.5  Change in Control                           3
     2.6  Change in Control Period                    5
     2.7  Company                                     5
     2.8  Compensation Committee                      5
     2.9  Contract of Participation                   5
     2.10 Employer                                    5
     2.11 Participant                                 6
     2.12 Plan Anniversary Date                       6
     2.13 Plan Year                                   6
     2.14 Supplemental Retirement Benefit             6
     2.15 Year of Service                             6

ARTICLE IIIPARTICIPATION AND VESTING                  7
     3.1  Participation                               7
     3.2  Fee Reduction                               7
     3.3  Vesting                                     7

ARTICLE IVSURVIVOR BENEFITS                           8
     4.1  Death Benefit                               8
     4.2  Suicide                                    12
            ARTICLE V
     RETIREMENT BENEFITS                             13
     5.1  Benefit                                    13
     5.2  Form of Payment                            13
     5.3  Commencement of Benefit Payment            14
     5.4  Grandfathered Form of Benefit              14

ARTICLE VIBENEFICIARY DESIGNATION                    15
     6.1  Beneficiary Designation                    15
     6.2  Amendments, Marital Status,
            No Participant Designation               15
     6.3  Effect of Payment                          16

ARTICLE VIITERMINATION, SUSPENSION OR
  AMENDMENT OF PLAN                                  17
     7.1  Termination, Suspension or
            Amendment of Plan                        17
     7.2  Change in Control                          17

ARTICLE VIIIADMINISTRATION                           18
     8.1  Administrative Committee Duties            18
     8.2  Indemnity of Administrative Committee      19

ARTICLE IXCLAIMS PROCEDURE                           20
     9.1  Claim                                      20
     9.2  Denial of Claim                            20
     9.3  Review of Claim                            20
     9.4  Final Decision                             20

ARTICLE XMISCELLANEOUS                               22
     10.1 Unfunded Plan                              22
     10.2 Unsecured General Creditor                 22
     10.3   Trust Fund                               23
     10.4 Nonassignability                           23
     10.5 Governing Law                              23
     10.6 Validity                                   24
     10.7 Notice                                     24
     10.8 Successors                                 24
     10.9 Payment to Guardian                        24
     10.10  Accelerated Distribution.                25



                      IDAHO POWER COMPANY

              SECURITY PLAN FOR BOARD OF DIRECTORS

              AMENDED AND RESTATED AUGUST 1, 1996



                           ARTICLE I

                    PURPOSE; EFFECTIVE DATE

     1.1 Purpose. The purpose of this restated Security Plan for Board of Directors (the "Plan") is to define the terms of the Plan to advance the interests of Idaho Power Company, an Idaho corporation, and its stockholders by furnishing a variety of supplemental benefits designed to attract and retain outstanding individuals as directors of Idaho Power Company, its subsidiaries and affiliates, and to stimulate the efforts of such directors by giving suitable recognition to services which will contribute materially to the success of Idaho Power. The effective date of this restatement shall be August 1, 1996.


                           ARTICLE II
                          DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meaning indicated, unless the context clearly indicates otherwise.
     2.1 Actuarial Equivalent. "Actuarial Equivalent" shall mean equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Company using generally accepted actuarial assumptions, methods and factors as used in the Retirement Plan of Idaho Power Company which may be amended from time to time.
     For purposes of Section 10.10, Actuarial Equivalent shall be calculated using the Pension Benefit Guaranty Immediate Rate as of the month preceding distribution plus 1% and the mortality table specified in the Retirement Plan of Idaho Power Company which may be amended from time to time.
     2.2 Administrative Committee. "Administrative Committee" shall mean the committee appointed by the Compensation Committee pursuant to Section 8.1 hereof to administer the Plan.
     2.3 Beneficiary. "Beneficiary" shall mean the person, persons or entity designated by the Participant or pursuant to
Article VI to receive any benefits payable under the Plan. Each such designation shall be made in a written instrument filed with the Administrative Committee and shall become effective only when received, accepted and acknowledged in writing by the Administrative Committee or its designee.
     2.4 Board. "Board" shall mean the Board of Directors of the Company.
     2.5 Change in Control. "Change in Control" shall mean the earlier of the following to occur:
          (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in Rule 12b-2 of the Securities Exchange Act of 1933 [the "Exchange Act"]) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock then outstanding;
          (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock;
          (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;
          (d) a proposed change in the constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the shareholders of the Company of each new director was approved by a vote of at least two-third (2/3) of the directors then still in office who were members of the Board at the beginning of the period; or
          (e) the Company enters into an agreement of merger, consolidation, share exchange or similar transaction with any other corporation other than a transaction which would result in the Company's voting stock outstanding immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds of the combined voting power of the Company's or such surviving entity's outstanding voting stock immediately after such transaction;
          (f) the Board approves a plan of liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets to a person or entity which is not an affiliate of the Company other than a transaction(s) for the purpose of dividing the Company's assets into separate distribution, transmission or generation entities or such other entities as the Company may determine.
          (g) any other event which shall be deemed by a majority of the Executive Committee of the Board to constitute a "Change in Control."
     2.6 Change in Control Period. "Change in Control Period" shall mean the period beginning with a Change in Control as defined in Section 2.5 and ending with the earlier of: (i) termination date of the Change in Control as determined by the Compensation Committee or (ii) 24 months following the consummation of a Change in Control
     2.7 Company. "Company" shall mean the Idaho Power Company, an Idaho corporation, its successors and assigns.
     2.8 Compensation Committee. "Compensation Committee" shall mean the Board committee assigned responsibility for administering Executive Compensation.
     2.9 Contract of Participation. "Contract of Participation" shall mean an agreement of participation in the Idaho Power Security Plan for Board of Directors between the Participant and the Employer, in the form attached as Appendix A.
     2.10 Employer. "Employer" shall mean the Company and any affiliated or subsidiary corporation designated by the Board, or any successors to the business thereof.
     2.11 Participant. "Participant" shall mean any individual who is elected to the Board and who has executed a Contract of Participation.
     2.12 Plan Anniversary Date. "Plan Anniversary Date" shall mean February 1 of any year.
     2.13 Plan Year. "Plan Year" shall mean the calendar year effective November 30, 1994.
     2.14 Supplemental Retirement Benefit. "Supplemental Retirement Benefit" shall mean a benefit determined under
Article V of this Plan.
     2.15 Year of Service. "Year of Service" shall mean each twelve (12) months of service on the Board.

                          ARTICLE III
                   PARTICIPATION AND VESTING

     3.1 Participation. Effective November 30, 1994, participation in the Plan shall be limited to outside directors who elect to participate in this Plan by executing a Contract of Participation. Inside directors who were Participants on November 30, 1994, shall receive their vested accrued benefit as provided in Section 4.1(b) and Article V.
     3.2 Fee Reduction. Effective November 30, 1994, no additional or future fee reduction will be required.
     3.3 Vesting. Participants shall be one hundred percent (100%) immediately vested in their accrued benefit.

                           ARTICLE IV
                       SURVIVOR BENEFITS

     4.1  Death Benefit.
          (a) For all Participants who are first elected to the Board after November 30, 1994, the survivor benefit shall be as follows:
               (i) If a Participant's death occurs prior to severance from service on the Board and commencement of the Supplemental Retirement Benefit, the Employer shall pay a survivor benefit to such Participant's Beneficiary as follows:
                    (a)  Amount.  The pre-termination survivor
benefit shall be equal to sixty-six and two-thirds percent (66 2/3%) of the Supplemental Retirement Benefit calculated under
Article V. A Participant shall be considered to have a minimum of five (5) Years of Service for purposes of this calculation.
                    (b)  Payment.  If the Participant is married
on the date of death, the benefits shall be paid for the life of the spouse. If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced to the Actuarial Equivalent of the above benefit, assuming the above benefit is payable to a spouse ten
(10) years younger than the Participant. If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum equal to the value of a death benefit payable to an assumed spouse the same age as the Participant.
               (ii) If a Participant's death occurs after
termination from service on the Board but prior to commencement of the Supplemental Retirement Benefit, the Employer shall pay a survivor benefit to said Participant's Beneficiary as follows:
                    (a)  Amount.  The amount of the post-
termination survivor benefit shall be equal to sixty-six and two-thirds percent (66 2/3%) of the Supplemental Retirement Benefit payable to the Participant.
                    (b)  Payment.  If the Participant is married
on the date of death, the benefits shall be paid for the life of the spouse. If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced to the Actuarial Equivalent of the above benefit, assuming the above benefit is payable to a spouse ten
(10) years younger than Participant. If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum equal to the value of a death benefit payable to an assumed spouse the same age as the Participant.
               (iii)     Death After Commencement of Benefits.
If a Participant dies after commencement of benefits, a survivor benefit will be paid only if, and to the extent provided for, under the form of benefit elected by the Participant.
          (b) For all Participants who are first elected to the Board on or prior to November 30 1994, the survivor benefit shall be as follows:
               (i) If a Participant's death occurs prior to commencement of the Supplemental Retirement Benefit, the Participant's Beneficiaries shall receive the death benefit described below unless the Participant's Beneficiary elects to receive the death benefits provided for in Section 4.1(a)(i) in lieu of this benefit. The death benefit will be determined by the Participant's Years of Service, including Years of Service after November 30, 1994, at death as set forth in the schedule below:
                YEARS OF       MONTHLY       ANNUAL
                SERVICE        BENEFIT       BENEFIT

                  1           $  291.67     $ 3,500
                  2              583.33       7,000
                  3              875.00      10,500
                  4            1,166.67      14,000
              5 and over       1,458.33      17,500

          The death benefits shall be paid to the Beneficiary in equal monthly installments for the period of one hundred eighty
(180) months without interest. Payments shall commence on the tenth day of the month following receipt by the Administrative Committee of proof of Participant's death.
               (ii) Death After Commencement of Benefits.
                    (a)  A Participant who did not elect to
receive the Supplemental Retirement Benefit in the grandfathered form as provided for in Section 5.4, and dies at any time after severance from service on the Board and after the commencement of the Supplemental Retirement Benefit, the Participant's Beneficiary shall receive a survivor benefit to the extent provided for under the form of benefit elected by the Participant.
                    (b) A Participant who elected to receive the Supplemental Retirement Benefit in the grandfathered form as provided for in Section 5.4 and dies at any time after severance from service on the Board and after the commencement of the Supplemental Retirement Benefit, the Participant's Beneficiaries shall receive the balance, if any, of the 180-month Supplemental Retirement Benefit. Receipt by the Participant's Beneficiaries of the benefit under this subparagraph shall be in lieu of all other survivor benefits under this Plan.
     4.2 Suicide. In the event a Participant commits suicide within one (1) year of initially entering this Plan, no benefits shall be payable hereunder to the Participant's Beneficiaries.

                           ARTICLE V
                      RETIREMENT BENEFITS

     5.1 Benefit. Upon severance of service on the Board, each Participant shall be entitled to receive, at the time specified in Section 5.3 below, a Supplemental Retirement Benefit, the amount of which will be determined by the Participant's Years of Service on the Plan Anniversary Date immediately preceding or coinciding with his severance date as set forth below:

               YEARS OF       MONTHLY        ANNUAL
               SERVICE        BENEFIT        BENEFIT

                   1         $  291.67      $ 3,500
                   2            583.33        7,000
                   3            875.00       10,500
                   4          1,166.67       14,000
               5 and over     1,458.33       17,500

     5.2 Form of Payment. The Supplemental Retirement Benefit shall be paid in the basic form provided below unless the Participant elects in the calendar year prior to retirement or termination an Actuarial Equivalent form of benefit provided in this section. Participants elected to the Board prior to November 30, 1994, may elect a grandfathered form of benefit as provided in Section 5.4 in lieu of any other form of benefit.
          (a) Normal Form of Benefit Payment. The normal form of payment shall be a single-life annuity for the lifetime of the Participant.
          (b)  Actuarial Equivalent Forms of Benefit.
               (i) A joint and survivor annuity with payments continued to the survivor at an amount equal to two-thirds (2/3) of the Participant's benefits.
               (ii) A joint and survivor annuity with payments continued to the survivor at an amount equal to the Participant's benefits.
     5.3  Commencement of Benefit Payment.
          (a) Outside Directors. The Supplemental Retirement Benefit shall be paid to an outside director Participant commencing on the tenth (10th) day of the month immediately following the later of age sixty-five (65) or severance from service on the Board as an outside director.
          (b) Inside Directors. The Supplemental Retirement Benefit shall be paid to an inside director Participant commencing on the tenth (10th) day of the month immediately following severance from service on the Board.
     5.4 Grandfathered Form of Benefit. A Participant first elected to the Board prior to November 30, 1994, may elect a grandfathered form of benefit. This grandfathered form of benefit shall be paid in 180 equal monthly installments in an amount set forth in Section 5.1. The election shall be made prior to the Participant's termination.

                           ARTICLE VI
                    BENEFICIARY DESIGNATION

     6.1 Beneficiary Designation. The Primary Beneficiary shall be the Participant's spouse. Each Participant, in the event the Participant's spouse predeceases the Participant or if the Participant is unmarried, shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries (both principal as well as contingent) to whom payment under this Plan shall be made in the event of death prior to complete distribution to Participant of the benefits due Participant under the Plan.
     6.2 Amendments, Marital Status, No Participant Designation. Any Beneficiary designation form may be changed by a Participant by the filing of a written form prescribed by the Administrative Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce or marriage (other than common law) of a Participant subsequent to the date of filing of a Beneficiary designation form shall automatically revoke the prior designation. If a Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by marriage or divorce, without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:
          (a)  the Participant's surviving spouse;
          (b) the Participant's children, except that if any of the children predecease the Participant but leaves issue surviving, the issue shall take by right of representation;
          (c) the Participant's personal representative (executor or administrator).
     6.3 Effect of Payment. The payment to the Beneficiary shall completely discharge Employer's obligations under this Plan.
                          ARTICLE VII

          TERMINATION, SUSPENSION OR AMENDMENT OF PLAN
     7.1 Termination, Suspension or Amendment of Plan. The Board may, in its sole discretion, terminate or suspend this Plan at any time or from time to time, in whole or in part. Either the Board or the Administrative Committee may amend this Plan at any time or from time to time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such termination, suspension or amendment shall adversely affect the benefits of Participants vested therein prior to such action, the benefits of any Participant who has retired, or the Beneficiary of any Participant who has died.
     7.2 Change in Control. Notwithstanding Section 7.1 above, during a Change in Control Period, neither the Board nor the Administrative Committee may terminate this Plan with regard to accrued benefits of current Participants. No amendment may be made to the Plan during a Change in Control Period which would adversely affect the accrued benefits of current Participants, the benefits of any Participant who has retired, or the Beneficiary of any Participant who has died. The Plan shall continue to operate and be effective with regard to all current or retired Participants and their Beneficiaries during any Change in Control Period.

                          ARTICLE VIII
                         ADMINISTRATION

     8.1 Administrative Committee; Duties. This Plan shall be administered by an Administrative Committee which shall consist of not less than three (3) nor more than five (5) persons appointed by the Compensation Committee. Members of the Administrative Committee may be Participants under this Plan.
The Administrative Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Administrative Committee members shall control any decision.
     In the administration of this Plan, the Administrative Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Employer.
     Subject to Article IX, the decision or action of the Administrative Committee in respect of any questions arising out of, or in connection with, the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.
     8.2 Indemnity of Administrative Committee. To the extent permitted by applicable law, the Employer shall indemnify, hold harmless and defend the Administrative Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, provided that the Administrative Committee was acting in accordance with the applicable standard of care. The indemnity provisions set forth in this Article shall not be deemed to restrict or diminish in any way any other indemnity available to the Administrative Committee members in accordance with the Article or By-laws of the Company.

                           ARTICLE IX
                        CLAIMS PROCEDURE

     9.1 Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Administrative Committee which shall respond in writing as soon as practicable.
     9.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:
          (a) the reason for denial, with specific reference to the Plan provisions on which the denial is based;
          (b) a description of any additional material or information required and an explanation of why it is necessary; and
          (c) an explanation of the Plan's claim review procedure.
     9.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Administrative Committee. The claim or request shall be reviewed by the Administrative Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.
     9.4 Final Decision. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified, and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                           ARTICLE X
                         MISCELLANEOUS

     10.1 Unfunded Plan. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.
     10.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or asset of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Employer. Except as may be provided in
Section 10.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligation of the Employer under this Plan. Any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.
     10.3 Trust Fund. The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.
     10.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of Participant's or any other person's bankruptcy or insolvency.
     10.5 Governing Law. The provisions of this Plan shall be construed, interpreted and governed in all respects in accordance with the applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Idaho without regard to the principles of conflicts of laws.
     10.6 Validity. If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.
     10.7 Notice. Any notice or filing required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail or fax. The notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
     10.8 Successors. Subject to Section 7.1, the provisions of the Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporation or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.
     10.9 Payment to Guardian. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Administrative Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of the minor, incompetent or person. The Administrative Committee may require proof of incompetency, minority, incapacity or guardianship, as it may deem appropriate, prior to distribution of the Plan benefit. The distribution shall completely discharge the Administrative Committee and the Employer from all liability with respect to such benefit.
     10.10 Accelerated Distribution. Notwithstanding any other provision of the Plan, a Participant shall be entitled to receive, upon written request to the Administrative Committee, a lump sum distribution equal to ninety percent (90%) of the Actuarial Equivalent vested accrued Security Plan Retirement Benefit, as of the date thirty (30) days after notice is given to the Administrative Committee. The remaining balance of ten percent (10%) shall be forfeited by the Participant. The amount payable under this section shall be paid in a lump sum with ten
(10) days following the thirty (30) day period outlined above.
If a Participant requests and obtains an accelerated distribution under this Section 10.10 and remains a director of the Company, participation will cease and therewill be no future benefit accruals under this Plan. Following the death of a Participant, the Beneficiary may, at any time, request an accelerated distribution under this section. If the deceased Participant named multiple Beneficiaries, then all named Beneficiaries must consent to the request for an accelerated distribution. The benefit payable to the Beneficiary shall be equal to ninety percent (90%) of the Actuarial Equivalent of the Security Plan Retirement Benefit payable to the Beneficiary. Payment of an accelerated distribution pursuant to this Section 10.10 shall completely discharge the Employer's obligation to the Participant and any Beneficiaries under this Plan.

                              IDAHO POWER COMPANY
                              By:  _________________________
                                           Chairman

                              Dated:_________________________




                                                      APPENDIX A


                   CONTRACT OF PARTICIPATION IN THE
                  IDAHO POWER COMPANY SECURITY PLAN
                        FOR BOARD OF DIRECTORS



NAME OF PARTICIPANT:

DATE OF BIRTH:

SECURITY PLAN ENTRY DATE:

BENEFICIARY:


This Agreement is made and entered into as of the date written hereinbelow by and between Idaho Power Company and ____________.
This Agreement is subject to all of the terms of the Idaho Power Company Security Plan for Board of Directors, as amended and restated November 30, 1994 (The "Plan"). By signing this agreement, Participant acknowledges receipt of a copy of the Plan document.



PARTICIPANT                        IDAHO POWER COMPANY



BY                                 BY
             PARTICIPANT                         CHAIRMAN



DATE                               DATE